Exhibit 99.1

 Investor Presentation

 AGA Financial Forum
 May 2011

AGA Financial Forum
May 2011
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as, but not limited to, “estimates,” “expects,” “anticipates,” “intends,” and similar expressions. Although our forward-looking statements are based on our reasonable assumptions, future performance or results may be different than those currently anticipated.
Our forward-looking statements in this presentation speak only as of today, and we assume no duty to update them. Factors that could cause actual results to differ materially from those expressed or implied are discussed in our most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission in the “Risk Factors” section as well as under the “Forward-Looking Statements” heading.

www.thelacledegroup.com
▪ Company established in 1857
▪ Public utility holding company
 formed 2001
▪ Consistent earnings performance
 paired with a strong balance sheet
 and credit rating
▪ Rewarding shareholders with a
 continuous and growing dividend
▪ Listed on the NYSE (LG) for over
 120 years
▪ S&P Small Cap 600 Company

▪ Pipeline transport of
 petroleum products
▪ Non-regulated activities
 including propane sales
 and storage
▪ Potential growth platform
 for related investments
▪ Core natural gas utility
▪ Stable, primarily
 residential customer
 base
▪ Investing to improve
 customer service and
 operating efficiency
▪ Established mix of
 wholesale and retail
 customers
▪ Leverages expertise in
 the natural gas market
▪ Opportunities to
 expand
See Appendix for further discussion of non-GAAP measures
2,830
$56.1
Laclede Group at a Glance

Strategic Objectives
▪ Build on success of the core regulated utility
 business
▪ Leverage LER’s competencies and strengths
▪ Pursue logical growth opportunities
▪ Enhance our financial strength

Our System and Strengths
▪ Largest LDC in Missouri
 • ~630,000 customers
 • 16,000+ miles of pipe
 • 2010 revenues of $875 million
 • 2010 net economic earnings of $39.7
 million
▪ Diversified gas supply
 • 28 suppliers
 • Access to conventional and shale supplies
 • Transportation on 7 interstate pipelines,
                     providing access to all major producing
                     regions
▪ Significant operating storage capacity
 • In-market storage
 – ~4 Bcf natural gas
 – ~3 Bcfe liquid propane (~1 Bcfe
 dedicated for peak shaving)
 • Upstream contracted storage: 23 Bcf

Diversified Gas Supply

Customer Base
▪ Stable customer base
▪ Diverse commercial and industrial market with minimal by-pass threat
Therms sold and transported exclude fiscal 2010 off-system sales.

Continuous Improvement § Customer care •  Organizational alignment focused on continuous service improvements § Strategic technology upgrades •  Mobile computing platforms •  Core system upgrades •  GPS § Strategic sourcing • Better pricing, contractual performance from vendors § Employee engagement and development programs

Regulatory Strategy
§ Long-standing focus on customer service, safety and reliability • Pipeline integrity – Company and state programs more stringent than federal requirements –Active partner with AGA in legislative and regulatory proceedings § Rate mechanisms support stable earnings • Largely de-coupled rate design – Recovery through customer charge and first block usage – Mitigates exposure to weather and customer conservation • Infrastructure System Replacement Surcharge (ISRS) – Provides timely recovery of mandated safety, relocation and replacement costs between rate cases – Requires general rate case at least every 3 years •Purchased Gas Adjustment clause to ensure recovery of gas costs Consistent recovery of operating costs and reasonable returns on ongoing investments in rate base

Recent Rate Activity
▪ Latest general rate case became effective September 1, 2010
 • Increased base rates by a net $20.5 million after factoring in current ISRS revenues
 • Continued weather mitigation rate design
 • Improved pension cost recovery
▪ ISRS
 • $2.5 million annualized increase effective January 7, 2011
 • Filed May 2, 2011 for additional $2.4 million increase

Consumer Awareness
Creates partnership between
customer and business objectives
▪ Promotes energy efficiency
▪ Identifies additional uses for natural gas
Enhances customer awareness
▪ Educates customer on environmental advantages of
 natural gas
▪ Provides practical ways of reducing carbon footprint
Incorporates all customer touch points
▪ Advertising
▪ Newsletters
▪ Websites/online presence
▪ Direct marketing
▪ Collateral materials
www.OriginalGreenEnergy.com

Laclede Energy Resources - Profile
▪ Non-regulated natural gas marketer
▪ Operates primarily in the central United States on 12
 interstate pipelines
▪ Transactions normally settled with the physical
 delivery of gas
▪ Offers combination of firm and interruptible pipeline
 services and flexible pricing alternatives
▪ Experienced management team

Diverse Customer and Supplier Base
▪ Long-term relationships with high-quality
 counterparties
▪ ~250 large-volume end users and wholesale
 customers, including
 • Utilities, municipalities and power generators
 • Marketing affiliates of utilities and producers
 • Diverse group of large Midwestern end-users
 • Small independent producers with varying needs
▪ ~80 different onshore suppliers
 • Top 5 Suppliers (by volume)
                 - Shell Energy North America     - Chesapeake Energy
               - ConocoPhillips   - PetroQuest Energy
               - Newfield Exploration

Henry Hub
Barnett
Fayetteville
Woodford
Marcellus
Eagleford
Active supply centers
Shale supplies
St. Louis
Supply Shift
§ Shale supplies represent a more cost-effective and plentiful on-shore alternative § Spurred significant new pipeline development, especially from the Midcontinent and Midwest to the East

Henry Hub
Columbia Gas Transmission
 (TCO)
Existing Markets
Expansion Focus
▪ Geographic expansion leveraging existing relationships
▪ Targeting gas-fired electric generation opportunities and asset management arrangements
▪ Focus on margin quality, not volume quantity
Customer Growth Strategy

Operating Strategy
▪ Long-term revenue and margin growth
▪ Optimize operations
 • Portfolio of upstream assets
 • Long-term supply arrangements
 • Pursue market-based park and loans and physical storage
 • Renegotiate transportation service contracts at renewal
 • Maintain focus on profitability and target higher margin transactions
▪ Manage risks closely
 • Formal price and business risk management policy with strong oversight
 • Daily monitoring of key risk metrics (value at risk, mark-to-market, etc.)
 • Manage credit exposure via master netting arrangements, letters of credit and prepayments
 • Ongoing review of counterparty limits and liquidity requirements

Opportunities

Natural Gas Industry

Rational, disciplined approach
Current Focus
▪ Growth investment potential in
 • Complementary upstream market opportunities
 • Other distribution properties
 • Leveraging existing assets/expertise, including
 – Laclede Pipeline
 – Propane and storage
▪ Capital capacity, including available cash reserves
▪ Managing a strategic balance of regulated and non-
 regulated businesses

Financial Overview

Financial Profile
▪ Solid core operating earnings
▪ Strong balance sheet and stable free cash flow
▪ Top-tier credit rating
▪ Sustainable dividend provides additional return

See Appendix for further discussion of non-GAAP measures
▪ Earnings decline reflected
 higher utility earnings offset
 by lower, market-driven LER
 results
▪ Laclede Gas earnings driven
 by

 • Non-regulated propane
 transaction
 • Controlling operating costs
 • Increased ISRS recovery
 • General rate increase effective
 September 1, 2010
▪ LER earnings declined due to

 • Industry-wide narrowing of
 regional basis spreads
 • Partially offset by park and loan
 transactions and higher volumes
 • Remained solidly profitable
FY 2010 Earnings

See Appendix for further discussion of non-GAAP measures
Six months ended March 31
▪ Utility earnings continued to
 improve

▪ Laclede Gas earnings were 7%
 higher as a result of

 • General rate increase
 • Lower operating costs
 • Partially offset by Q1 2010
 propane transaction
▪ LER earnings were lower due
 to market conditions
 • Lower margins and volumes reflect
 narrow regional basis differentials
 and seasonal spreads
First Half FY 2011 Earnings
r   il April propane sale to be

   reflected in Q3 2011 results
          • ~$6.1 million in net earnings

▪ Cash flow continues to support business requirements
▪ Capital spending is marginally higher, reflecting prudent
 investment in utility infrastructure
All amounts shown are from continuing operations and exclude working capital; see Appendix for discussion of non-GAAP measures
Cash Flow

▪ Dividend paid continuously since 1946
▪ Quarterly dividend increased to $.405 per share in FY 2011; eighth consecutive annual increase
▪ Dividend Yield: 4.2%
* FY 2008 payout ratio calculation excludes the gain on disposal of SM&P and related disposal costs
63%
62%
53%
Payout Ratio
65%
Dividends

▪ Strong credit ratings
▪ Ample credit facilities to finance short-term needs
 • Renewals in process ahead of expirations later in 2011
 – Laclede Group: $ 50 million
 – Laclede Gas: $320 million
 • No external short-term borrowing at March 31, 2011 (despite LTD retirement of $25 million in November 2010)
▪ Next long-term debt maturity of $25 million due October 2012
	Laclede Group	Laclede Gas FMB	Laclede Gas CP
S & P	A	A	A-1
Moody’s		A2	P-2
Fitch	A-	A+	F1
Liquidity and Financial Capacity

2,830
$56.1
Laclede Group - Key Takeaways
 ▪ Solid core regulated utility business
 ▪ Financial strength and strong cash flow
 ▪ Leveraging knowledge and expertise to capitalize on market opportunities
 ▪ Seeking logical organic and acquisitive long-term growth
 opportunities

Appendix

(1) Amounts presented net of income taxes. Income taxes are calculated by applying federal, state, and local income tax rates applicable to ordinary income to the amounts of unrealized gain (loss) on energy-related derivative contracts. For the six months ended March 31, 2011 and 2010, the amount of income tax benefit included in the reconciling items above are $0.3 million and $(1.4) million. For fiscal years ended September 30, 2010 and 2009, the amount of income tax expense (benefit) included in the reconciling items above are ($1.3)
 million and $2.2 million, respectively.
This presentation includes the non-GAAP financial measure of “net economic earnings.” The Laclede Group’s non-regulated subsidiary
(LER) and, to a lesser extent, Laclede Gas account for certain transactions through fair value measurements. As a result, management also uses this non-GAAP measure internally when evaluating the Company’s performance. Net economic earnings exclude from net income the after-tax impacts of net unrealized gains and losses on energy-related derivatives resulting from the current changes in the fair value of financial and physical transactions prior to their completion and settlement. Management believes that excluding these timing differences provides a useful representation of the economic impact of only the actual settled transactions and their effects on results of operations. This internal non-GAAP operating metric should not be considered as an alternative to, or more meaningful than,
GAAP measures such as net income. The schedule below provides a reconciliation of this non-GAAP measure to the most directly comparable GAAP measure:
Net Economic Earnings Reconciliation

This presentation includes the non-GAAP measures of “free cash flow” and “operating cash flow from continuing operations (excluding working capital).”
Management uses these non-GAAP measures when evaluating the Company’s performance. Operating cash flow from continuing operations (excluding working capital) is calculated as income from continuing operations plus depreciation, amortization, and accretion expense (from continuing operations), plus certain non-
cash charges (credits) to income (which are reflected in the “Other-net” line of the Statement of Cash Flows), minus certain tax-related benefits recorded pursuant to FIN 48 (as codified in ASC 740). Free cash flow is operating cash flow from continuing operations (excluding working capital) reduced for capital expenditures from continuing operations and dividends paid. Management believes that these measures provide a useful representation of the cash flows from continuing operations generated by the Company because they exclude temporary working capital and other changes, which are primarily attributable to variations in the timing of the collections of Laclede Gas’ gas cost and the utilization of its gas inventories. Further, by reflecting cash requirements for capital expenditures and dividends, management believes that free cash flow provides an additional useful measure of the Company’s cash flow performance. These internal non-GAAP measures should not be considered as an alternative to, or more meaningful than, GAAP measures such as net cash provided by (used in) operating activities. The schedule above provides a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
Cash Flow Reconciliation